                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     United Companies Financial Corporation
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                 [UNITED COMPANIES FINANCIAL CORPORATION LOGO]

                     UNITED COMPANIES FINANCIAL CORPORATION
                        P.O. BOX 1591 -- 4041 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70821

To the Shareholders of
UNITED COMPANIES FINANCIAL CORPORATION

     Enclosed are a Notice, Proxy and Proxy Statement relating to the 1997 Annual Meeting of Shareholders to be held on Wednesday, May 14, 1997, at 9:00 a.m. at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana. The Notice and Proxy Statement set forth the matters to be acted upon at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend in person. Therefore, I urge you to execute, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

                                       Sincerely,

                                       J. TERRELL BROWN
                                       Chairman and Chief Executive Officer

Baton Rouge, Louisiana
April 14, 1997

                        NOTICE OF 1997 ANNUAL MEETING OF
                                SHAREHOLDERS OF
                     UNITED COMPANIES FINANCIAL CORPORATION

     PLEASE TAKE NOTICE that the 1997 Annual Meeting of Shareholders of United Companies Financial Corporation, a Louisiana corporation (the "Company"), will be held at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, on Wednesday, May 14, 1997, at 9:00 a.m. to consider and act upon:

        (1) the election of four persons to the Board of Directors to serve until the 2000 Annual Meeting of Shareholders or until each of their successors is duly elected and qualified;

        (2) a proposal to approve the Company's 1996 Long-Term Incentive Compensation Plan;

        (3) a proposal to approve the Company's 1996 Non-Employee Director Stock Plan; and

        (4) such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 2, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SHERRY E. ANDERSON,
                                        Secretary

Baton Rouge, Louisiana
April 14, 1997

                                   IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                     UNITED COMPANIES FINANCIAL CORPORATION
                        P.O. BOX 1591 -- 4041 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70821

                                PROXY STATEMENT

                                  INTRODUCTION

     The accompanying Proxy is solicited on behalf of the Board of Directors of United Companies Financial Corporation, a Louisiana corporation (the "Company"), for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, May 14, 1997, at 9:00 a.m., at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, and any postponements or adjournments thereof. This Proxy Statement is being furnished in connection with the Annual Meeting. The Company anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders on approximately April 14, 1997.

     Shareholders are being asked at the Annual Meeting to (i) elect four persons to the Company's Board of Directors to serve until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (ii) approve the Company's 1996 Long-Term Incentive Compensation Plan (the "1996 Plan"); and (iii) approve the Company's 1996 Non-Employee Director Stock Plan (the "Director Plan").

     The Board of Directors has fixed the close of business on April 2, 1997, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had issued and outstanding and entitled to vote 28,494,826 shares of its $2.00 par value common stock (the "Common Stock") and 1,955,000 shares of its 6 3/4% PRIDES(SM), Convertible Preferred Stock, $2.00 par value (the "PRIDES"). The Common Stock and the PRIDES are the only outstanding classes of voting securities of the Company. Each outstanding share of Common Stock will be entitled to one vote, and each outstanding share of PRIDES will be entitled to 4/5 of a vote, on each matter considered at the Annual Meeting. There is no cumulative voting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing a Proxy of a later date with the Secretary of the Company. The holders of a majority of the total voting power of the outstanding shares of Common Stock and PRIDES as of the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting, whether or not the shareholder abstains on all or any matter to be acted on at the Annual Meeting. Abstentions are counted toward the calculation of a quorum. Broker non-votes (which result when a broker holding shares for a beneficial owner has not yet received voting instructions on certain matters from such beneficial owner) will also be counted toward fulfillment of quorum requirements.

     The enclosed form of Proxy provides a means for a shareholder to vote for all the nominees for director listed thereon or to withhold authority to vote for one or more of such nominees. The form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on each of the other matters to be acted upon at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions.

     The Company's by-laws, as amended, provide that directors are elected by a plurality of the votes cast. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. Approval of the 1996 Plan and the Director Plan will require the affirmative vote of a majority of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy and entitled to vote at the Annual Meeting. Approval of any other matters as may properly come before the meeting will require the affirmative vote of a majority of the total voting power of the Common Stock and

---------------

(SM) Servicemark of Merrill Lynch & Co., Inc.

the PRIDES (voting together as a single class) present in person or represented by proxy and entitled to vote at the Annual Meeting unless otherwise provided by law or the restatement of the articles of incorporation or by-laws, as amended, of the Company.

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of 1997 Annual Meeting of Shareholders will be paid by the Company. In addition to solicitation by use of the mails, solicitation of Proxies may also be made personally by certain directors, officers and employees of the Company, and no additional compensation will be paid to such individuals. In addition, the Company has retained Morrow & Co., New York, N.Y., to aid in the solicitation of Proxies for a fee of $7,500 plus disbursements and incremental charges. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of Proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith.

     The Company's principal executive offices are located at 4041 Essen Lane, Baton Rouge, Louisiana, 70809, telephone: (504) 987-0000.

                   SECURITY HOLDINGS OF MANAGEMENT AND OTHERS

     The following table sets forth the amount and percent of shares of Common Stock and the amount and percent of shares of PRIDES which, as of March 1, 1997, are deemed under the rules of the Securities and Exchange Commission (the "SEC") to be "beneficially owned" by each director and nominee for director of the Company, by each executive officer of the Company, by all directors, nominees and executive officers of the Company as a group, and by any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) known to the Company as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of Common Stock or PRIDES:

                                                                 AMOUNT AND
                                                                  NATURE OF
                                                                 BENEFICIAL             PERCENTAGE
 DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS   TITLE OF CLASS   OWNERSHIP(1)(2)          OF CLASS(3)
 ------------------------------------------   --------------   ---------------          -----------
James J. Bailey, III........................  Common Stock          181,860(4)(5)             --
General Robert H. Barrow (retired)..........  Common Stock           65,274(4)                --
John W. Barton, Sr..........................  Common Stock            8,400(4)                --
J. Terrell Brown............................  Common Stock        1,005,585(5)(6)(7)       3.480%
Jon R. Burke................................  Common Stock           80,000                   --
Richard A. Campbell.........................  Common Stock          172,703(4)                --
                                              PRIDES                  9,000                   --
Harris J. Chustz, Jr........................  Common Stock          133,041(5)                --
John D. Dienes..............................  Common Stock          158,869(6)(7)             --
C. Geron Hargon.............................  Common Stock           83,178(6)(7)             --
Roy G. Kadair, M.D..........................  Common Stock           29,800(4)                --
O. Miles Pollard, Jr........................  Common Stock           76,900(4)                --
Dale E. Redman..............................  Common Stock          269,357(6)(7)             --
William H. Wright, Jr.......................  Common Stock          356,974(4)(5)          1.252%
All directors, nominees and executive         Common Stock        2,622,141                8.868%
  officers  as a group (13 persons).........  PRIDES                  9,000                   --

               OTHER PERSONS
--------------------------------------------

United Companies Financial Corporation
  Employee Stock Ownership Plan and Trust
  515 South Flower Street, Suite 2700
  Los Angeles, CA 90071-2291................  Common Stock        3,700,129(8)            12.985%
NewSouth Capital Management, Inc.
  1000 Ridgeway Loop Rd. -- Suite 233
  Memphis, TN 38120.........................  Common Stock        1,451,567(9)             5.100%
Highbridge Capital Corporation
  Highbridge Capital Management, Inc.
  Dubin & Swieca Capital Management, Inc.
  c/o Highbridge Capital Corporation
  The Residence, Unit #2, South Church
  Street
  Grand Cayman, Cayman Islands
  British West Indies.......................  PRIDES                306,550(10)           15.680%

---------------

 (1) Under rules promulgated by the SEC, "beneficial ownership" includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to "beneficially own" the securities even if such person has no right to receive any part of the dividends on or the proceeds from the sale of these securities. Also, because "beneficial ownership" extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed "beneficially owned" by two or more persons shown in the table. Information with respect to

     "beneficial ownership" shown in the table above is based upon information supplied by the directors and executive officers of the Company and filings made with the SEC or furnished to the Company by any shareholder.

 (2) Includes pro rata shares, where applicable, that have been allocated to an individual's account in the Company's Employee Stock Ownership Plan and Trust (the "ESOP") and in the Company's Employees' Savings Plan and Trust (the "401(k) Plan").

 (3) Less than 1% except as otherwise indicated.

 (4) Includes shares which the named holder, as of March 1, 1997, was entitled to acquire upon the exercise of options granted (whether or not such options are vested) under the Company's 1993 and 1989 Non-Employee Director Stock Option Plans. For Mr. Barton, as of March 1, 1997, also includes shares underlying an option to purchase 4,000 shares of Common Stock awarded under the 1996 Non-Employee Director Stock Plan, which award is contingent upon the approval of such plan by the Company's shareholders at the 1997 Annual Meeting. See "Proposal 3 -- To Approve the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan."

 (5) Includes shares held by family members and controlled affiliates.

 (6) Includes shares which the following named holders as of March 1, 1997, were entitled to acquire upon exercise of options granted (whether or not such options are vested) under the Company's 1993 and 1989 Stock Incentive Plans and the Company's 1996 Long-Term Incentive Compensation Plan (awards under which are contingent upon approval of such plan at the 1997 Annual Meeting): Mr. Brown, 363,824; Mr. Dienes, 103,998; Mr. Hargon, 50,000; and Mr. Redman, 173,998; all executive officers as a group (4 persons), 691,820.

 (7) Includes shares of restricted stock awarded under the Company's 1996 Long-Term Incentive Compensation Plan as of March 1, 1997, as follows: Mr. Brown, 38,402 shares; Mr. Dienes, 17,372 shares; Mr. Hargon, 17,899 shares; and Mr. Redman, 20,007 shares. Such awards are contingent upon shareholder approval of such plan at the 1997 Annual Meeting. See "Proposal 2 -- To Approve the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan." Also includes 10,500 shares of restricted stock previously awarded to Mr. Hargon under the Company's 1993 Stock Incentive Plan.

 (8) Held by U.S. Trust Company of California as trustee. An ESOP participant exercises voting rights over shares of Common Stock allocated to the participant's account, whether or not vested. Voting rights for any unallocated shares of Common Stock held by the ESOP are voted by the trustee in proportion to the voting of allocated shares by the ESOP participants. At March 1, 1997, there were approximately 961,679 unallocated shares held by the ESOP. The Plan Administrator, a committee composed of four officers and directors of the Company, may, in certain circumstances, direct the trustee to purchase, sell, resell or otherwise dispose of shares of Common Stock.

 (9) This information is based solely upon a photocopy of a Schedule 13G for the year ended December 31, 1996, provided to the Company by such beneficial owner.

(10) This information is based solely upon a photocopy of a Schedule 13G for the year ended December 31, 1995, provided to the Company by such beneficial owner.

                             ELECTION OF DIRECTORS

     At its March 11, 1997 Board Meeting, in accordance with Section 4.1 of the Company's by-laws, as amended, the Company's Board of Directors increased the number of directors of the Company from eleven to twelve, which is divided into three classes that are equal in number to each other, with terms expiring in successive years. At such meeting, the Board of Directors nominated Harris J. Chustz, Jr., Roy G. Kadair, M.D., Dale E. Redman and William H. Wright, Jr. to the class of directors to hold office for a term of three years expiring with the 2000 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Each of such nominees is at present a director of the Company. The terms of office of the other eight directors of the Company continue after the Annual Meeting as set forth below. Such other directors include (i) John W. Barton, Sr., who was elected by the Board on February 4, 1997, to serve during the unexpired term of the vacant seat created as a result of the untimely death in January, 1997 of Robert D. Kilpatrick and (ii) Jon R. Burke, who was elected by the Board, in accordance with Section 4.13 of the Company's by-laws, as amended, on April 8, 1997, to the fourth seat in the class of directors serving until the 1999 Annual Meeting of Shareholders. The additional seat in such class was created by the increase in the number of authorized directors from eleven to twelve. The enclosed form of Proxy confers discretionary authority with respect to the election of directors, but no authority under the Proxy Statement will be exercised to vote for the election of any person as a director,other than the persons named in this Proxy Statement who have been nominated by the present Board of Directors, unless, for some reason not presently known, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the 1997 Annual Meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast by the holders of the Common Stock and the PRIDES. The name and age, principal occupation or employment, and other data regarding each nominee and those directors whose terms continue after the 1997 Annual Meeting, based on information received from the respective nominees and directors are set forth below:

NOMINEES TO SERVE UNTIL THE 2000 ANNUAL MEETING

HARRIS J. CHUSTZ, JR.

     Mr. Chustz, age 46, has served as a director of the Company since 1995. Prior to his retirement in 1996, he served as the Manager of Finance and Accounting with Florida Keys Electric Cooperative since 1976. Mr. Chustz now engages in private investments. He is the son of the Company's former Chairman of the Board, Harris J. Chustz.

ROY G. KADAIR, M.D.

     Dr. Kadair, age 51, is a practicing physician (Internal Medicine) and has been associated with the Baton Rouge Clinic for over 19 years. He was first elected as a director of the Company in 1995. He is a director and member of the executive committee of General Health System, and serves on the board of directors of Baton Rouge General Hospital and Gulf South Health Plans.

DALE E. REDMAN

     Mr. Redman, age 49, is Executive Vice President, Chief Financial Officer and Assistant Secretary of the Company and Vice Chairman of each of the subsidiaries of the Company. Prior to his appointment as Chief Financial Officer and Executive Vice President in 1988, Mr. Redman served as Secretary and Treasurer of the Company. He has served as a director since 1983. Mr. Redman is also a director of Picadilly Cafeterias, Inc.

WILLIAM H. WRIGHT, JR.

     Mr. Wright, age 70, has served as a director of the Company since 1972. He serves as Chairman of the Board and Chief Executive Officer of Wright Insurance Agency, Inc. and is a director of City National Bank of Baton Rouge.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE ANNUAL MEETING

  Directors whose terms continue until the 1999 Annual Meeting

ROBERT H. BARROW, GENERAL (RETIRED)

     General Barrow, age 75, has served as a director of the Company since 1983. He retired as Commandant of the United States Marine Corps in July, 1983.

JON R. BURKE

     Mr. Burke, age 49, has served as a director of the Company since April, 1997, when he was elected by the Board of Directors to fill a directorship created by an increase in the authorized number of directors from eleven to twelve. He is presently the managing member of Capital Appreciation Management Company, L.L.C., which is the managing general partner of an Atlanta-based merchant banking fund specializing in acquiring controlling interests in companies located in the Southeastern United States. Mr. Burke is also a principal with Brown, Burke Capital Partners, Inc., which provides financial advisory services to middle market corporations in connection with mergers and acquisitions and financing. From 1973-1996, Mr. Burke was employed by The Robinson-Humphrey Company, Inc. ("R-H"), most recently serving as a Senior Vice President. Beginning in 1993, R-H provided certain investment banking services to the Company, including acting, in June 1993, as placement agent for an offering by the Company of 800,000 shares of convertible preferred stock under Regulation S promulgated by the Commission under the Exchange Act.

JOHN D. DIENES

     Mr. Dienes, age 55, serves as President and Chief Operating Officer of the Company and is an executive officer of each subsidiary of the Company. He was first elected as a member of the Company's Board of Directors in 1995. Mr. Dienes joined the Company in February 1994. He has over 30 years of experience in the financial services industry. Prior to his employment with the Company, he served as Executive Vice President of NationsBank Corporation, Dallas, Texas ("NationsBank"). Mr. Dienes began his career in 1964 with Republic National Bank of Dallas. He participated in the 1988 merger of Republic and InterFirst National Bank and became a Managing Director of the successor corporation, FirstRepublic Bank. In 1989, FirstRepublic was acquired by NCNB Corp., which became NationsBank.

O. MILES POLLARD, JR.

     Mr. Pollard, age 59, has served as a director of the Company since 1990. He is engaged in private investments and serves as President of Cadogan Properties, Inc. and Secretary of Randall Management Services, Inc. He is a director of First Commerce Corporation and City National Bank of Baton Rouge.

  Directors whose terms continue until the 1998 Annual Meeting

JAMES J. BAILEY, III

     Mr. Bailey, age 55, has served as a director of the Company since 1987. Mr. Bailey is managing partner of Bailey Family Investments and Chairman of St. Mary Bank and Trust, Franklin, Louisiana, and he is a member of the Board of Directors of First Commerce Corporation and City National Bank of Baton Rouge.

JOHN W. BARTON, SR.

     Mr. Barton, age 80, has served as a director of the Company since his election in February, 1997 to fill a vacancy in the Board created by the death of Mr. Kilpatrick. Mr. Barton serves as a director of First Commerce Corporation and City National Bank of Baton Rouge. Prior to retirement in 1981, Mr. Barton served as President and Chief Executive Officer of Jack's Cookie Company, Baton Rouge, Louisiana and Charlotte, North Carolina.

J. TERRELL BROWN

     Mr. Brown, age 57, is Chairman of the Board of Directors and Chief Executive Officer of the Company and Chief Executive Officer of each of the subsidiaries of the Company. He has served as a director and executive officer since 1972 and was named Chief Executive Officer in 1985. Mr. Brown is also a director of Hibernia Corporation and Sizeler Property Investors, Inc.

RICHARD A. CAMPBELL

     Mr. Campbell, age 65, has served as a director of the Company since 1987. For the past five years, Mr. Campbell has been an independent oil and gas exploration geologist in Lafayette, Louisiana, and has co-invested with Camex Operating Company and/or Camex, Inc. in oil and gas exploration activities.

                  BOARD MEETINGS, COMMITTEES AND COMPENSATION

     During the year ended December 31, 1996, 11 meetings of the Board of Directors were held. With the exception of Messrs. Barton and Burke, each incumbent director who is either a nominee for reelection or whose term continues through the 1997 Annual Meeting attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board held during the period for which he was a director or a member of a particular committee. The following directors presently serve on the Audit Committee: James
J. Bailey, III, General Robert H. Barrow, Roy G. Kadair, M.D., and William H. Wright, Jr. The Audit Committee met 4 times in 1996. The primary functions of the Audit Committee are as follows: to review the scope and timing of the audit and non-audit services to be rendered by the Company's independent accountants; to approve the audit plans of the independent accountants and internal auditors and to review their reports upon completion of their audits; to review the appropriateness of the Company's accounting policies, the adequacy of its financial controls and the reliability of the financial information reported to the public; and to report to the Board of Directors on its activities. The following directors presently serve on the Compensation Committee: John W. Barton, Sr., Richard A. Campbell, Harris J. Chustz, Jr. and O. Miles Pollard, Jr. Mr. Barton, however, did not serve during 1996. The Compensation Committee met 3 times in 1996. The primary functions of the Compensation Committee are as follows: to review and approve, subject to ratification by the Board of Directors, the Chief Executive Officer's compensation; to consult with the Chief Executive Officer and approve compensation for members of senior management; to administer the Company's stock incentive plans (other than plans in which non-employee directors participate), including approval of all awards thereunder; to approve an annual aggregate amount that may be used for the current year's management incentive plan and to administer such plan; and to report to the Board of Directors on its activities. On January 31, 1995, the Board of Directors established a Nominating Committee to be comprised of non-management directors. The following directors presently serve on the Nominating Committee: James J. Bailey, III, Harris J. Chustz, Jr. and William H. Wright, Jr. The primary functions of the Nominating Committee are to review the qualifications of candidates for the Company's Board of Directors suggested by Board members, management, shareholders and others, to consider the performance of incumbent directors in determining whether to nominate them for reelection and to recommend to the Board a slate of nominees for election as directors.

     Directors who are full-time employees of the Company receive no additional compensation for services as a director. Each non-employee director received $1,000 per Board meeting and $500 per Committee meeting attended during 1996. Each Committee Chairman received an annual retainer of $1,000. Each director who is not an employee of the Company also received during 1996 an annual retainer of $4,800, paid in quarterly increments.

     Each director who is not an employee of the Company has been entitled to participate in the Company's 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan"). The 1993 Director Plan provided for the automatic grant of stock options to purchase 4,000 shares of the Company's Common Stock to each non-employee director each year upon his election or reelection to the Board of Directors. In 1994, 1995 and 1996, each non-employee director serving in such capacity was awarded options to purchase 8,800, 8,000 and 4,000 shares of Common Stock, respectively (as adjusted by a 10% common stock dividend paid on

January 10, 1995, and a 100% common stock dividend paid on October 20, 1995), under the 1993 Director Plan. The Company also has another option plan for non-employee directors, the Company's 1989 Non-Employee Director Stock Option Plan (the "1989 Director Plan"). All shares reserved for issuance under the 1989 Director Plan, however, have been awarded pursuant to options. The exercise prices of options awarded under the 1993 and 1989 Director Plans are based upon 100% of the fair market value of the Common Stock on the date of the grants. As of March 1, 1997 options to purchase 350,848 shares of Common Stock at an average exercise price of $12.75 per share were outstanding under the Company's 1989 and 1993 Director Plans. As described below in "Proposal 3 -- To Approve the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan," the Board is recommending for approval of the shareholders a new plan for non-employee directors which, if approved, will replace the 1993 Director Plan, and awards will no longer be made thereunder. Pursuant to such new plan, upon their elections to fill certain vacancies in the Board, Messrs. Barton and Burke were each awarded an option to purchase 4,000 shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

     The Company has entered into employment agreements and has executed change of control contracts with certain of its officer-directors as described below under "Employment Agreements and Change of Control Arrangements".

                               EXECUTIVE OFFICERS

     In addition to the individuals nominated for director above who are also executive officers of the Company, the following individual presently serves as an executive officer of the Company:

C. GERON HARGON

     Mr. Hargon, age 51, serves as Executive Vice President of the Company and President of United Companies Lending Group, Inc. ("UCLG"), United Companies Lending Corporation ("UC Lending"), Pelican Mortgage Company, Inc., United Companies Mortgage of Tennessee, Inc. and Adobe, Inc., wholly-owned subsidiaries of the Company. Mr. Hargon joined the Company on September 1, 1995. Mr. Hargon has over 25 years experience in the financial services industry, and prior to joining the Company, served as Chairman of Hibernia National Bank's South Central Region. During his 19 years with Hibernia, Mr. Hargon served as Chief Operating Officer and also managed its Baton Rouge and Texas commercial banking operations.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth certain information on the annual and long-term compensation for the Chief Executive Officer and each of the four most highly compensated executive officers of the Company (collectively, the Chief Executive Officer and such other executive officers shall be referred to herein as the "Named Executive Officers") for the years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                          ANNUAL COMPENSATION                 COMPENSATION
                                   ----------------------------------   ------------------------
                                                                                 AWARDS
                                                                        ------------------------
                                                            OTHER       RESTRICTED
                                                            ANNUAL        STOCK                     ALL OTHER
         NAME AND                               BONUS    COMPENSATION     AWARDS     OPTIONS(4)/   COMPENSATION
    PRINCIPAL POSITION      YEAR   SALARY($)   ($)(1)       ($)(2)        ($)(3)       SARS(#)        ($)(5)
    ------------------      ----   ---------   -------   ------------   ----------   -----------   ------------
J. Terrell Brown..........  1996    416,374    489,966         --        489,953           --         36,471
  Chairman and Chief        1995    393,750    833,616         --        304,000       50,000         39,308
  Executive Officer         1994    378,304    297,205         --             --           --         41,240

John D. Dienes,...........  1996    280,792    364,538         --        196,280           --         17,535
  President and Chief       1995    266,250    475,699         --        208,000       24,000         20,505
  Operating Officer         1994    220,864    241,805(6)      --                     54,998             --

C. Geron Hargon...........  1996    203,838    210,314         --        210,311           --          2,625
  Executive Vice President  1995     66,668    359,025         --        437,500       30,000             --
  and President,
  UC Lending                1994         --         --         --             --           --             --

Dale E. Redman,...........  1996    265,013    266,457         --        266,436           --         18,848
  Executive Vice            1995    246,095    445,298         --        208,800       24,000         19,592
  President and Chief       1994    236,014    189,131         --             --           --         23,711
  Financial Officer

Robert B. Thomas, Jr.,....  1996    119,438         --         --             --           --         17,535
  Former Executive Vice     1995    219,625    395,818         --        160,000           --         20,505
  President(7)              1994    209,366    168,116         --             --           --         21,882

---------------

(1) Amounts awarded under the Company's Management Incentive Plan for the respective fiscal years, even if deferred. Included in the amounts awarded to J. Terrell Brown in 1996, 1995 and 1994 were $16,379, $16,562, and
    $16,729, respectively, which were deferred pursuant to an unfunded salary deferral agreement entered into between the Company and Mr. Brown in 1989. The aggregate amount payable by the Company to Mr. Brown at March 1, 1997 was $152,402.

(2) No personal benefits, which are non-cash compensation, are disclosed in the "Other Annual Compensation" column since they did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for any of the named executive officers.

(3) Reflects the value of the shares of restricted stock based upon the closing price of the Company's Common Stock on the date of award. The awards of shares of restricted stock that are reflected in the table for 1996 were granted under the Company's 1996 Long-Term Incentive Compensation Plan (which is subject to shareholder approval at the 1997 Annual Meeting) and vest immediately (but, in no event may vesting occur before six months elapse from the date of grant) if, during the year ending December 31, 1997, the closing price for the Company's Common Stock reaches $32.00 per share or for the year ending December 31, 1997, the Company attains a 15% return on equity. If the 1996 Plan is not approved by the shareholders, the shares of restricted stock will be awarded under the Company's 1993 Stock Incentive Plan and will vest in one year if the Company attains a 15% return on equity for the year ending December 31, 1997. See "Proposal 2 -- To Approve the 1996 Long-Term Incentive Compensation Plan." The awards in 1996 were for the following number of shares of Common Stock: Mr. Brown, 18,402 shares; Mr. Dienes, 7,372 shares; Mr. Hargon, 7,899 shares and Mr. Redman, 10,007 shares. The shares of the restricted stock awarded in 1995 vest in 50% increments on the anniversary date of the award in each of the two years thereafter, except the shares awarded to Mr. Hargon, which vest in 25% increments over a four-year period. Such awards are also subject to certain performance-based conditions. The 1995 awards of restricted stock were as follows: Mr. Brown, 19,000 shares; Mr. Dienes, 13,000 shares; Mr. Hargon, 14,000 shares; Mr. Redman, 13,000 shares; and Mr. Thomas, 10,000 shares. At December 31, 1996, the number of shares of restricted stock and the fair market value of such shares (as of December 31, 1996) that were previously awarded to Messrs. Brown, Dienes, Hargon, and Redman and which were not vested as of December 31, 1996, were as follows: Mr. Brown, 27,902 shares ($742,891); Mr. Dienes, 13,872 shares ($369,342); Mr. Hargon, 18,399 shares ($489,873); and Mr.
    Redman, 16,507 shares ($439,499).

(4) Represents options granted under the Company's stock option plans for employees after giving effect to stock dividends. All options have been granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant. For additional information regarding options granted during the last fiscal year, see "Option Grants in Last Fiscal Year," and for information regarding current holdings of options, see "Options Exercised and Year-End Values of Unexercised Options."

(5) Amounts reported include, among other things, amounts contributed or accrued for 1996, 1995 and 1994 for the named officers under the Company's Employee Stock Ownership Plan ("ESOP") and Employees' Savings Plan. Amounts for Mr. Brown for 1996, 1995 and 1994 also include $16,562, $16,729 and $16,998, respectively, in loans to Mr. Brown for payment of a portion of the premium on a life insurance policy. The loans were made without interest and are secured by an assignment of the policy. See "Transactions with Management and Others."

(6) Includes $41,667 paid to Mr. Dienes in the form of a bonus upon commencement of his employment with the Company.

(7) Information regarding the compensation of Mr. Thomas is included in this table and those that follow solely because he served as an executive officer of the Company during 1996. The Company sold all of the outstanding capital stock of its wholly-owned subsidiary, United Companies Life Insurance Company, effective on July 24, 1996, and Mr. Thomas' affiliation with Company ceased as a result of such sale.

OPTIONS GRANTED IN LAST FISCAL YEAR

     No options were granted during the year ended December 31, 1996, to the Named Executive Officers.

OPTIONS EXERCISED AND YEAR-END VALUES OF UNEXERCISED OPTIONS

     The following table sets forth information, as of December 31, 1996, regarding the number of shares received and the value realized upon exercise of stock options, and the number and value of exercisable and unexercisable options to purchase Common Stock of the Company held by any of the Named Executive Officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END 1996 OPTION VALUES

                                                                                                 VALUE OF UNEXERCISED
                                                                   NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                                                                     OPTIONS AT FISCAL                 AT FISCAL
                                      SHARES                           YEAR-END (#)              YEAR-END ($)(1)(2)(3)
                                    ACQUIRED ON      VALUE      ---------------------------   ---------------------------
               NAME                 EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
               ----                 -----------   -----------   -----------   -------------   -----------   -------------
J. Terrell Brown..................        --              --      263,824        50,000        5,795,745       212,500
John D. Dienes....................        --              --           --        78,998               --       563,858
Dale E. Redman....................    20,000         594,664      127,488        24,000        2,820,771       102,000
C. Geron Hargon...................        --              --           --        30,000               --            --
Robert B. Thomas, Jr..............    44,000       1,241,849           --            --               --            --

---------------

(1) All options were awarded at the fair market value of the shares of Common Stock on the date of the grant.

(2) Values in each column are based on the closing price, as reported on the New York Stock Exchange, of the Company's Common Stock on December 31, 1996 ($26.625).

(3) The exercise prices of the reported options range from $2.77 to $31.25 per share (as adjusted for stock dividends) with a weighted average exercise price of $10.35 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors during 1996 were Richard A. Campbell, Harris J. Chustz, Jr., Robert D. Kilpatrick and
O. Miles Pollard, Jr. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1996. No executive officer of the Company served during 1996 as a director or as a member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The compensation programs of the Company for its executives and key employees are administered by the Compensation Committee (the "Committee") of the Company's Board of Directors. During 1996, the Committee was comprised of the following members, each of whom were outside, independent directors of the Company and each of whom, during 1996, qualified as a "Non-Employee Director" under Rule 16b-3(b)(3)(i) of the Exchange Act: Richard A. Campbell, Chairman, Harris J. Chustz, Jr., Robert D. Kilpatrick and O. Miles Pollard, Jr. The present Committee members are deeply saddened by the death of Mr. Kilpatrick in January 1997, and wish to acknowledge herein the invaluable service of Mr. Kilpatrick as a member of the Committee since 1990.

     In accordance with the rules and regulations of the Commission, the Committee offers the following report on the compensation policies for the Company's executive officers and key employees. This report outlines the duties of the Committee with respect to executive compensation, the components of the Company's executive officer compensation program and the basis on which 1996 compensation was determined for the executive officers of the Company, with particular focus on the 1996 compensation for the Company's Chief Executive Officer (the "CEO").

     Duties of the Committee include establishing the compensation program for the CEO, consulting with the CEO regarding and ultimately approving the compensation for other executive officers, administering the Company's Management Incentive Plan including the approval of annual amounts to be distributed as bonuses thereunder, and administering the Company's incentive stock plans for employees. In performing these duties, the Committee focuses on the following: (i) providing a competitive compensation program that enables the Company to attract, retain and motivate a high-quality executive management team focused on enhancing shareholder value; (ii) coordinating compensation programs with the Company's annual and long-term objectives and strategies; and (iii) providing compensation opportunities that are based on the performance of the Company.

     The Committee's overall philosophy on executive compensation remains one of attempting to link compensation to the value and level of performance of the executive. To achieve this, various pay delivery systems are utilized, including principally base salary, cash bonuses, and equity-based incentives, which include the award of stock options and restricted stock. The compensation decisions of the Committee relative to the Company's executive officers and key employees are described below as to each such pay delivery system.

MANAGEMENT COMPENSATION

     Base Salary. The salary levels of the Company's executive officers and key employees are reviewed by the Committee annually. In determining appropriate base-salary levels, the Committee considers such factors as duties and responsibilities inherent in the position in question, initiative, performance, tenure and pay practices for executives of other companies in the financial services industry, geographic location of the executive as well as business conditions generally prevailing in the mortgage industry.

     Even though the Company had record earnings for the year ended 1995, the base salary levels of executives were not increased substantially for 1996. The Committee believes that the cash bonuses paid in 1996 as a result of 1995 earnings provided sufficient incentive to the executives and that a significant increase in base salary levels was not warranted as a result.

     Cash Bonuses. Annual awards of cash bonuses are made to executives and key employees pursuant to the Company's Management Incentive Plan (the "MIP"). The cash bonuses are based upon the attainment by the Company of financial objectives based on return on equity during the prior year. Awards are made from a bonus pool determined as a percentage of the Company's prior year net income as specified by the Committee; however, funding of the bonus pool is capped at 10% of after tax net income. Plan participants are assigned to one of five eligibility levels based on the participant's contribution to and impact upon the success of the Company. Bonuses are not paid unless a specified threshold level of financial performance is achieved by the Company, which is presently set at a minimum of a 10% return on equity. Accordingly, compensation of executive officers and key employees is generally higher during years in which Company performance meets or exceeds the specified goals. While net income for the year ended December 31, 1996, totaled $81.7 million compared to $69.5 million during 1995, total cash bonuses paid to 159 individuals participating in the Management Incentive Plan during 1996 was only approximately $4.0 million, compared to cash bonuses of approximately $5.2 million paid to 145 individuals participating in such plan during 1995. The reasons for the decrease in aggregate cash bonuses paid for 1996 over 1995, notwithstanding the record earnings of the Company for 1996 include, but are not limited to, the following:
(i) the number of key employees designated in higher participation levels decreased with the sale of United Companies Life Insurance Company and otherwise and (ii) only part of the bonuses of Messrs. Brown, Dienes, Hargon and Redman were actually paid to such persons in cash. The Committee, in its discretion under the MIP, awarded only a portion of the bonus (50% for each of Messrs. Brown, Hargon and Redman and 65% for Mr. Dienes) to such persons. The Committee did, however, award to such persons shares of restricted stock under the 1996 Plan (as defined below), which awards are discussed below.

     Equity-Based Incentives. The Company maintains stock incentive plans to provide officers, supervisory personnel, other key employees and consultants with additional incentive to promote the financial success of the Company through the award of stock options and shares of restricted stock. Options granted under the Company's 1993 Stock Incentive Plan (the "1993 Plan") have generally been long-term (10 years) and vest three years after the date of grant. With such features, the Committee considers stock options as a way of aligning the interests of management with the long-term interests of the Company's shareholders and inducing such executives to remain with the Company on a long-term basis. The 1993 Plan also provides for the award of shares of restricted stock with such vesting periods and other terms and conditions as the Committee determines in its discretion, except, in no event shall an award of restricted stock have a vesting period of less than six months. At December 31, 1996, 170,164 shares were available for award under the 1993 Plan.

     In addition, during 1996, the Committee and the Board of Directors of the Company adopted the Company's 1996 Long-Term Incentive Compensation Plan (the "1996 Plan"). The 1996 Plan is being submitted to the Company's shareholders for approval at the 1997 Annual Meeting of Shareholders. Unlike the 1993 Plan, the 1996 Plan provides greater discretion to the Committee with respect to the terms and conditions that may be included in awards of stock options or restricted stock thereunder. For example, with respect to exercise or vesting period of options or restricted stock, the only plan limitation is that such period be no less than six months for awards to an "officer" as defined in the 1996 Plan. The Committee believes that such discretion allows it to tailor awards under the 1996 Plan to the specific facts and circumstances of each individual participant and the Committee's intentions with respect to each such participant. A detailed discussion of the terms and provisions of the 1996 Plan is contained below in "Proposal 2 -- To Approve the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan."

     No awards of options were made to Messrs. Brown, Dienes, Hargon or Redman during 1996. As noted above, shares of restricted stock were awarded to such persons in 1997, with an effective date of December 31, 1996 in lieu of a portion of the cash bonus not paid under the MIP. Such awards of restricted stock are equal in value, as of December 31, 1996, to the bonus portion not paid. The shares of restricted stock will vest only if the Company's Common Stock reaches, during 1997, a price of $32.00 per share, or, for year-end 1997, the Company attains a 15% return on equity. The closing prices of the Company's Common Stock on December 31, 1996, and March 31, 1997, were $26.625 and $20.625 per share, respectively. The number of shares of restricted stock awarded were as follows: Brown, 18,402 shares; Dienes, 7,372 shares; Hargon, 7,899 shares; and Redman, 10,007 shares. If the shareholders do not approve the 1996 Plan at the 1997 Annual Meeting of Shareholders, the awards will be forfeited. Under such circumstances, the Committee has determined that it will award such shares of restricted stock under the 1993 Plan, such shares vesting in one year only if the Company attains a 15% return on equity for 1997. As of December 31, 1996, options to purchase an aggregate of approximately 1.3 million shares of the Company's Common Stock were held by the Company's employees under its stock option plans. Included in this amount as of December 31, 1996, were options to purchase 574,310 shares of the Company's Common Stock at an average exercise price of $10.35 per share held by Messrs. Brown, Dienes, Hargon and Redman. Further, as of February 23, 1997, 9,500 shares, 6,500 shares and 6,500 shares of restricted stock previously awarded to Messrs. Brown, Dienes and Redman, respectively, became vested. On November 1, 1996, 3,500 shares of restricted stock previously awarded to Mr. Hargon became vested.

     During 1997, the Committee recommended and the Board of Directors approved awards of options to purchase an aggregate of 347,500 shares of Common Stock under the 1996 Plan. The options have an exercise price equal to the fair market value on the date of award and may be exercised three years after the date of grant. Further, pursuant to the 1996 Plan, the Committee recommended and the Board of Directors approved the award of an aggregate of 128,900 shares of restricted stock, the vesting of which is subject to the attainment during the next three years of a market price of $60.00 per share for the Company's Common Stock. Such awards are contingent upon the approval of the 1996 Plan by the Company's shareholders at the 1997 Annual Meeting of Shareholders. If the requisite approval is not obtained, the foregoing awards will be forfeited.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In establishing the compensation for Mr. Brown, the Committee observes the same guidelines as set forth for executive officers generally. No specific weighting is assigned to these guidelines, or factors, in determining the CEO's compensation. During 1996, the base salary of Mr. Brown was increased by the guaranteed increase in base salary under his employment contract with the Company, which is discussed in greater detail below in "Employment Agreements and Change of Control Arrangements". Mr. Brown's total cash compensation for 1996 decreased as a result of the Committee's discretionary determination that the bonus to which Mr. Brown was otherwise entitled under the Management Incentive Plan would be reduced by 50%, with the remainder to be paid in restricted shares, vesting only upon the attainment of certain performance goals as discussed above.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION FOR DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction allowable to the Company for compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers to $1 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. The Company's policy is generally to preserve the Federal income tax deductibility of compensation paid, to the extent feasible. The Committee believes that awards under the Company's Management Incentive Plan and its awards of options made under stock option plans for employees will qualify as performance-based compensation and thereby be excluded from the $1 million limitation. Notwithstanding the Company's policy to preserve the Federal income tax deductibility of compensation payments, under certain circumstances, the Committee, in its discretion, may authorize payments, such as salary, bonuses or otherwise that may cause an executive officer's income to exceed the deductible limits.

                                            Richard A. Campbell, Chairman
                                            Harris J. Chustz, Jr.
                                            O. Miles Pollard, Jr.

            EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has employment contracts with key management employees, including Messrs. Brown, and Redman. An employment contract between the Company and Mr. Dienes expired in February 1996. The term of the contracts with Messrs. Brown and Redman extends to June 1, 1997. The contracts with Messrs. Brown and Redman, which were originally executed in 1981, generally require payment of a minimum base salary with a 5% guaranteed annual increase for the term of the contracts.

     The Company also has in effect supplemental retirement agreements (entitled "deferred compensation agreements" for Messrs. Brown and Redman) with Messrs. Brown, Dienes, Hargon and Redman pursuant to which, upon retirement at or after age 55 (age 56 for Mr. Dienes), the employee will receive monthly payments for 10 years. The compensation amount increases based on the number of years of service after age 55, with a cap at age 70. For Messrs. Brown and Redman, should they elect to exercise their rights under such agreements at age 55, they will receive $35,000 per annum for the 10-year period, and for Mr. Dienes at age 56 and Mr. Hargon at age 55, they will receive $10,700 and $22,500 per annum, respectively for the 10-year period. Should Messrs. Brown, Dienes, Hargon or Redman wait until age 65 to exercise their rights under the agreements, they will receive $200,000, $150,000, $120,000 and $135,000 per annum, respectively, for the 10-year period. The Company has purchased life insurance on the lives of Messrs. Brown, Dienes, Hargon and Redman to fund its obligations under these supplemental retirement agreements. Under separate split dollar agreements, the beneficiaries of Messrs. Brown, Dienes, Hargon and Redman will receive a death benefit equal to the policy value, $1,365,000, $1,131,000, $1,069,000 and
$1,168,000, respectively, minus the lesser of the cash value of the policy or premiums paid and any policy indebtedness to the insurer.

     Under an additional unfunded salary deferral agreement entered into in 1989, a specified amount of compensation otherwise payable to Mr. Brown is credited to an account to be paid to Mr. Brown or beneficiaries designated by him on the earlier of Mr. Brown's death or termination of employment. During 1996 Mr. Brown's compensation, as reflected in the Bonus section of the Summary Compensation Table, includes $16,379 which was deferred pursuant to this agreement.

     Although not the purpose of these employment, deferred compensation and supplemental retirement agreements, a possible effect of such contracts may be to discourage or deter a potential tender offer for the Company.

     The Company has entered into change of control contracts with Messrs. Brown, Dienes and Redman. The contracts provide, in general, that each executive will be entitled to a lump sum payment of three years salary and bonus (Mr. Dienes will also receive cash payments in the amount of $8,333 per month until he reaches age 65) plus the continuation of certain benefits if the executive is terminated without cause or his duties or responsibilities are diminished within 24 months after a change of control of the Company. The Company believes that these contracts are important in retaining qualified management through a transition in ownership, if a change were to occur, by providing such executives with a certain comfort level during such transition so that they can focus on what is in the best interests of the shareholders rather than on their position with the Company.

                            STOCK PERFORMANCE GRAPHS

     For the period commencing January 1, 1992 and ending December 31, 1996, the following line graphs provide a comparison of the total shareholder return on the Company's Common Stock with (i) the return of (A) the NASDAQ Index for U.S. Companies and (B) the NASDAQ Index of Financial Stocks and (ii) the return of
(B) the Standard & Poor's 500 Index and (B) a Company-selected peer group of thirteen (13) other companies engaged primarily in consumer lending, namely:
Aames Financial Corporation, Cityscape Financial Corporation, ContiFinancial Corporation., Delta Financial Corporation, Green Tree Financial Corporation, IMC Mortgage Company, Imperial Credit Industries, Inc., Litchfield Financial Corporation, Mego Financial Corporation, The Money Store, Inc., North American Mortgage Company, Southern Pacific Funding Corporation. On September 20, 1996, the Company's Common Stock began trading on the New York Stock Exchange. Prior to that date the Company's Common Stock traded on the Nasdaq Stock Market. The Company, therefore, as a broad equity market index, has chosen the S&P 500 Index, rather than the NASDAQ Index for U.S. Companies, to compare total shareholder return. Moreover, the Company sold 100% of the outstanding capital stock of its wholly-owned life insurance subsidiary, United Companies Life Insurance Company, effective as of July 24, 1996, and, as a result, the Company's operations are now focused on consumer lending. Thus, the Company has also chosen to compare its total shareholder return with the peer group companies listed above, all of which engage in consumer lending similar to the Company. All amounts have been calculated as if all dividends were reinvested.

                       COMPARISON OF FIVE YEAR CUMULATIVE
              TOTAL RETURN OF THE COMPANY, NASDAQ (U.S. COMPANIES)
                          AND NASDAQ FINANCIAL STOCKS

                                    UNITED COMPANIES     NASDAQ STOCK       NASDAQ STOCK
        MEASUREMENT PERIOD              FINANCIAL        MARKET (U.S.     MARKET FINANCIAL
      (FISCAL YEAR COVERED)            CORPORATION        COMPANIES)           STOCKS
1991                                            100.0              100.0              100.0
1992                                             88.5              116.4              143.0
1993                                            397.3              133.6              166.2
1994                                            303.4              130.6              166.6
1995                                            594.8              184.7              242.6
1996                                            606.1              227.1              311.1

                       COMPARISON OF FIVE YEAR CUMULATIVE
                   TOTAL RETURN OF THE COMPANY, S&P 500 INDEX
                        AND COMPANY-SELECTED PEER GROUP

                                    UNITED COMPANIES
        MEASUREMENT PERIOD              FINANCIAL
      (FISCAL YEAR COVERED)            CORPORATION       S&P 500 INDEX       PEER GROUP
1991                                            100.0              100.0              100.0
1992                                             88.5              107.7              128.3
1993                                            397.3              118.2              221.9
1994                                            303.4              119.8              247.8
1995                                            594.8              164.8              484.7
1996                                            606.1              203.2              784.9

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company and its subsidiaries have, from time to time, made loans to certain of its executive officers and directors and/or to entities in which such persons have a material interest. Each of these loans were secured by a first mortgage on the residence, and/or commercial or other real estate. There were no such loans outstanding during 1996 or through March 15, 1997.

     Since 1989, the Company has made loans to Mr. Brown without interest, secured by an assignment of a life insurance policy owned by Mr. Brown. The loans were incurred to pay a portion of the premium on the assigned life insurance policy. The Company has agreed to make annual loans of comparable amounts for payment of a portion of these insurance premiums through the earlier of the date of termination of Mr. Brown's employment or 2004. As of March 1, 1997, the aggregate principal and accrued interest owed by Mr. Brown on such loans was $152,402.

     In the ordinary course of business, the Company and its subsidiaries have purchased liability, worker's compensation, fidelity bond and various property and other insurance coverage from the Wright Insurance Agency, Inc., of which Mr. Wright is the majority owner. Premiums paid by the Company and its subsidiaries for this insurance coverage were approximately $2.2 million for the year ended December 31, 1996. The Company and its subsidiaries expect to purchase additional insurance coverage in the future from the Wright Insurance Agency, Inc. The Company believes that the premiums paid to the Wright Insurance Agency, Inc. for the above-described coverage are comparable to those premiums that would be charged by an unaffiliated third party for insurance of similar coverage.

     At December 31, 1996, the Company guaranteed loans to the ESOP made by a financial institution with an aggregate principal balance outstanding of $11.1 million. The loans are to be repaid with interest at rates which range from 7.1% to 8.2% per annum. The proceeds of the loans were used by the ESOP for purchases of the Company's Common Stock.

            PROPOSAL 2 -- TO APPROVE THE UNITED COMPANIES FINANCIAL
             CORPORATION 1996 LONG-TERM INCENTIVE COMPENSATION PLAN

     The Board of Directors of the Company approved and adopted effective as of November 11, 1996, subject to approval by the shareholders of the Company, the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan (the "1996 Plan"). The following description of the 1996 Plan is qualified in its entirety by the complete text thereof, a copy of which is attached hereto as Exhibit "A," and which should be carefully reviewed in connection with your consideration thereof.

     PURPOSE. The purpose of the 1996 Plan is to encourage stock ownership by certain employees of and advisors to the Company and its subsidiaries and to encourage them to remain in the employ of or advisors to the Company or its subsidiaries and to provide substantial motivation for superior performance through the award of equity interests thereunder.

     TYPES OF AWARDS. The Committee will have the authority to award, under the 1996 Plan, (i) options to purchase Common Stock of the Company ("Options"), including options intended to qualify as incentive stock options ("incentive stock options" or "ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended by the Committee to be ISOs ("NQSOs") and (ii) restricted shares of Common Stock ("Restricted Stock").

     LIMITATION ON NUMBER OF SHARES AND AWARDS. The aggregate number of shares of Common Stock that may be issued as awards under the 1996 Plan as of November 11, 1996 is 1,500,000 shares, approximately 5.3% of the outstanding shares of Common Stock as of March 1, 1997. Further, on January 1, 1998, and annually thereafter, the aggregate number of shares of Common Stock which may be awarded pursuant to the 1996 Plan shall be increased by one and one-half (1 1/2%) percent of the number of shares of Common Stock that are outstanding as of such date. The maximum number of shares that may be awarded as Options over the term of the 1996 Plan is 500,000 shares plus annual amounts equal to the lesser of
(i) 2% of the total issued and outstanding shares of Common Stock as of January 1 of each plan year or (ii) such amount calculated as of November 11, 1996. As of November 11, 1996, the total issued and outstanding Common Stock of the Company was 28,467,942 shares. The maximum number of shares of Common Stock that may be allotted by the Committee pursuant to Options awarded to any individual participant may not exceed 50,000 shares per year. In addition, the number of shares of Common Stock that may be allotted pursuant to Restricted Stock granted to any individual participant is limited to 30,000 shares per year.

     PARTICIPATION AND ADMINISTRATION. Individuals eligible for awards under the 1996 Plan shall include those officers, key employees of and consultants to the Company and its subsidiaries as may be designated by the Compensation Committee (the "Committee") of the Board of Directors. The 1996 Plan shall be administered, construed and interpreted by the Committee.

     TERMS AND CONDITIONS OF AWARDS. Options. The Committee shall have the full and complete discretion to provide the terms and conditions (including performance conditions) of awards of Options, except that Options awarded to "officers" (as defined in the 1996 Plan) may not be exercisable until the expiration of six months from the date of award. The exercise price may be paid
(a) in cash (by certified check, bank draft or money order); (b) with the consent of the Committee, by delivering the participant's duly executed promissory note and related documents; (c) with the consent of the Committee, by delivering shares of Common Stock already owned by the participant; or (d) with the consent of the Committee, by electing to have the Company withhold from the shares otherwise issued upon exercise that number of shares valued at fair market value as of the exercise date.

     Restricted Stock. The Committee shall have the full and complete authority to establish the terms and conditions of awards of Restricted Stock. However, Restricted Stock awarded to an "officer" (as defined in the 1996 Plan) shall not vest until six months elapse from the date of grant. Further, shares of Restricted Stock may not be transferred until such shares are fully vested and the certificate representing such shares shall contain a legend, which certificate shall be held by the Company until the shares represented thereby have vested. Shares of Restricted Stock shall vest immediately upon the death, retirement or disability of the participant; provided however, that the shares shall not vest unless and until any performance condition placed upon such award has been met.

     TRANSFERABILITY OF OPTIONS. Options awarded under the 1996 Plan, generally, may not be transferred other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code. However, the Committee has the authority to award NQSOs that are transferable to
(i) members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only participants and (ii) approved charitable organizations.

     CHANGE OF CONTROL. All Options shall become fully exercisable, and all shares of Restricted Stock shall fully vest free of restrictions upon the occurrence of a change of control as defined in the 1996 Plan. In no event, however, will Options or shares of Restricted Stock awarded to "officers" (as defined in the 1996 Plan) become exercisable or vest, respectively, less than six months after the date such are awarded.

     PERFORMANCE GOALS FOR RESTRICTED STOCK AWARDS. The performance measures that the Committee may utilize when setting performance objectives for an award of Restricted Stock that is made to a "covered executive" (as defined in the 1996 Plan) are limited to the Company's achievement of return on equity, stock price, earnings per share and market share. As part of the approval of the 1996 Plan by the shareholders, the Board of Directors is seeking shareholder approval of the foregoing performance objectives in order to qualify awards of Restricted Stock to covered executives as performance-based compensation under Section 162(m) of the Code so that such compensation is tax deductible to the Company.

     ADJUSTMENT OF SHARES AND PRICE. In the event that the shares of Common Stock are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then the number of shares subject to the 1996 Plan and to awards granted thereunder and the purchase or exercise price for such shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of awards, and any new stock or securities into which the shares are changed or for which they are exchanged shall be substituted for the shares subject to the 1996 Plan and to awards granted thereunder.

     TERM OF PLAN; AMENDMENTS. The 1996 Plan shall terminate automatically on November 11, 2006, and the Board of Directors may suspend or terminate the 1996 Plan at any earlier time. The Board of Directors may amend the 1996 Plan from time to time in its sole discretion unless the amendment would, under applicable federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent.

     AWARDS GRANTED. Since the 1996 Plan was approved and adopted by the Board of Directors, effective November 11, 1996, the following awards have been made to the persons and groups described in the table below, subject to approval by the shareholders of the 1996 Plan at the 1997 Annual Meeting of Shareholders. If the 1996 Plan is not approved in the 1997 Annual Meeting, all of the awards included in the table below will be forfeited.

                        NEW PLAN BENEFITS UNDER THE 1996
                     LONG-TERM INCENTIVE COMPENSATION PLAN

                                                              NUMBER OF SHARES    NUMBER OF SHARES
                                                              UNDERLYING STOCK     OF RESTRICTED
                            NAME                                 OPTIONS(1)           STOCK(2)
                            ----                              ----------------    ----------------
J. Terrell Brown............................................       50,000              38,402
John D. Dienes..............................................       25,000              17,372
C. Geron Hargon.............................................       20,000              17,899
Dale E. Redman..............................................       22,500              20,007
All current executive officers as a group...................      117,500              93,680
All employees other than executive officers as a group......      230,000              85,106

---------------

(1) The Options were awarded as of February 4, 1997, and have an exercise price of $27.375, the fair market value of the shares of Common Stock on the date of award.

(2) 20,000, 10,000, 10,000 and 10,000 shares of the total shares of Restricted Stock awarded to Messrs. Brown, Dienes, Hargon and Redman, respectively, and all the shares awarded to other employees as reflected in the above table vest only if, during the three-year period following award, the closing price of a share of Common Stock reaches $60.00. The remaining shares awarded to Messrs. Brown, Dienes, Hargon and Redman vest immediately, but in no event earlier than six months after the date of award, if the closing price of a share of the Company's Common Stock reaches $32.00 per share during 1997 or the Company attains a 15% return on equity for 1997. The closing price of a share of the Common Stock reported on the NYSE on March 31, 1997 was $20.625 per share.

     FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS. The following summary sets forth, in general, certain United States income tax consequences on the issuance and exercise of Options under the Plan. The following statements are based on current interpretations of existing United States income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions.

     Incentive Stock Options. An employee who receives an ISO generally does not recognize taxable income on the date that the ISO is granted or exercised (except that the alternative minimum tax provisions may apply to the employee). If an ISO is granted, the Company cannot deduct compensation expense. If the ISO is exercised more than three months after the employee has left the employ of the Company (the three month period is extended to 12 months in the event of disability and is waived in the event of death), the favorable tax treatment is not available to the employee.

     With respect to the disposition of the Common Stock received pursuant to the exercise of an ISO, the tax treatment depends upon whether the shares of Common Stock were disposed of within the statutory holding period. The holding period is the later of two years from the date of the grant of the ISO or one year from the date that the shares were transferred to the employee upon exercise. If the employee disposes of the stock received pursuant to the exercise of the ISO after the expiration of the holding period, the employee will recognize as capital gain, income on the difference between the amount received as a result of the disposition over the employee's basis in the stock. If the employee disposes of the shares prior to the expiration of the holding period, the employee must recognize as ordinary compensation income the gain on the disposition of the Common Stock and the Company may deduct from income an amount equal to the amount that the employee recognized as ordinary compensation income.

     NQSOs. A participant who is awarded an NQSO will generally incur no taxable income as a result of the grant thereof. The Company can claim no tax deduction on the date of the NQSO is granted. With the exception of those instances allowed in the 1996 Plan, and discussed above, a NQSO is not transferable by the participant. If the NQSO is transferred in a non-arm's length transaction, the participant may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the NQSO. Upon the exercise of the NQSO, the participant will be required to recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price of the NQSO. The Company will be entitled to a corresponding deduction in the amount of the income recognized by the participant. At disposition of the Common Stock, any appreciation (or depreciation) after the date the NQSO was exercised is treated as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares of Common Stock.

     REQUIRED VOTE. Approval of the 1996 Plan requires the affirmative vote of a majority of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy at the 1997 Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1996 LONG-TERM INCENTIVE COMPENSATION PLAN.

            PROPOSAL 3 -- TO APPROVE THE UNITED COMPANIES FINANCIAL
               CORPORATION 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN

     The Board of Directors of the Company approved and adopted effective as of November 11, 1996, subject to the approval of the shareholders of the Company, the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan (the "Director Plan"). The Director Plan supersedes and replaces the Company's 1993 Non-Employee Director Stock Option Plan and automatic awards thereunder terminated with the adoption of the Director Plan. If, however, the shareholders do not approve the Director Plan at the 1997 Annual Meeting, awards under the 1993 Plan will continue without interruption. The following description is qualified in its entirety by the complete text of the Director Plan, a copy of which is attached hereto as Exhibit "B," and which should be carefully reviewed in connection with your consideration thereof.

     PURPOSE. The purpose of the Director Plan is to assist the Company in attracting and retaining highly qualified and experienced non-employee directors by providing such directors with a proprietary interest in the Company's success through the award of NQSOs and shares of Restricted Stock of the Company.

     SHARES SUBJECT TO THE DIRECTOR PLAN. The total number of shares of Common Stock available for awards under the Director Plan is 400,000, approximately 1.4% of the total shares of Common Stock outstanding as of March 1, 1997.

     PARTICIPATION AND ADMINISTRATION. Members of the Company's Board of Directors who are not, and who have not been during the one (1) year period immediately preceding November 11, 1996, or the date a director is first elected to the Board, whichever is later, officers or employees of the Company or any of its subsidiaries shall be eligible to participate in the Director Plan. The Director Plan will be administered, construed and interpreted by a committee (the "Committee") of two or more members of the Board of Directors who are not eligible to participate in the Director Plan.

     TYPE AND NUMBER OF AWARDS. Options. Beginning after November 11, 1996, each eligible director shall be automatically awarded an NQSO to purchase 4,000 shares of Common Stock on an annual basis on the date of each annual meeting of the shareholders of the Company. Further, an eligible director that is elected by the Board of Directors to fill a newly-created directorship that results from an increase in the authorized number of directors or a vacancy in the Board shall be awarded an NQSO to purchase 4,000 shares of Common Stock on the date of election.

     Restricted Stock. Effective as of each annual meeting of shareholders after November 11, 1996, each eligible director shall receive an award of 1,000 shares of Restricted Stock. In addition, an eligible director that is elected by the Board of Directors, after the 1997 Annual Meeting to fill a newly-created directorship that results from an increase in the authorized number of directors or a vacancy in the Board shall be awarded 1,000 shares of Restricted Stock.

     TERMS AND CONDITIONS OF AWARDS. Options. Each NQSO awarded shall have an exercise price equal to the fair market value of a share of Common Stock on the date of award. The exercise price may be paid (a) in cash (by certified check, bank draft or money order); with the consent of the Committee, by delivering the participant's duly executed promissory note and related documents; (b) with the consent of the Committee, by delivering shares of Common Stock already owned by the participant; or (c) with the consent of the Committee, by electing to have the Company withhold from the shares otherwise issued upon exercise that number of shares valued at fair market value as of the exercise date. No NQSO granted under the Director Plan may be exercised for a period of six months after the date of grant. Thereafter, each option shall be fully exercisable and shall remain exercisable for a period of ten (10) years from the date such option is granted, at which time any unexercised portion of the NQSO shall terminate. In the event that an optionee ceases to be a member of the Board of Directors within six months of the date an option is granted, the option will be forfeited.

     Restricted Stock. Shares of Restricted Stock awarded under the Director Plan shall have a vesting period of six months from the date of award; may not be transferred until such shares are fully vested; and the certificate representing such shares shall contain a restrictive legend, which certificate shall be held by the

Company until such shares represented thereby have fully vested. The shares shall fully vest upon the death of an eligible director.

     TRANSFERABILITY OF OPTIONS. Options awarded under the Director Plan, generally, may not be transferred other than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code. However, the Committee has the authority to award NQSOs that are transferrable to (i) members of a participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only participants and (ii) approved charitable organizations.

     CHANGE OF CONTROL. All options shall become fully exercisable, and all shares of Restricted Stock shall fully vest free of restrictions upon the occurrence of a change of control as defined in the Director Plan.

     ADJUSTMENT OF SHARES AND PRICE. In the event that the shares of Common Stock are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then the number of shares subject to the Director Plan and the awards granted hereunder and the purchase or exercise price for such shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of awards, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the shares subject to the Director Plan and to awards granted thereunder.

     AWARDS GRANTED. Since the Director Plan was approved and adopted effective November 11, 1996, the following stock options and shares of Restricted Stock have been awarded to the persons and groups described in the table below, subject to approval by the shareholders of the Director Plan at the 1997 Annual Meeting. If the Director Plan is not approved by the shareholders at the 1997 Annual Meeting, all awards included in the following table will be forfeited.

                        NEW PLAN BENEFITS UNDER THE 1996
                        NON-EMPLOYEE DIRECTOR STOCK PLAN

                                                      NUMBER OF SHARES    NUMBER OF SHARES
                                                      UNDERLYING STOCK     OF RESTRICTED
                        NAME                              OPTIONS              STOCK
                        ----                          ----------------    ----------------
J. Terrell Brown....................................          --                  --
John D. Dienes......................................          --                  --
C. Geron Hargon.....................................          --                  --
Dale E. Redman......................................          --                  --
All current directors who are not executive officers
  as a group........................................       8,000(1)               --
All employees other than executive officers as a
  group.............................................          --                  --

---------------

(1) Awards to Messrs. Barton and Burke, who were each elected by the Board to fill certain vacancies.

     TERM OF PLAN; AMENDMENT. The Director Plan shall terminate automatically on November 11, 2006, and the Board of Directors may suspend or terminate such plan at any earlier time. The Board of Directors may amend the Director Plan from time to time in its sole discretion unless the amendment would, pursuant to any federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent.

     FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS. An eligible director who is awarded an NQSO under the Director Plan will generally incur no taxable income as a result of the grant. The Company can claim no tax deduction on the date the option is granted. If the NQSO is transferred in a non-arm's length transaction, the optionee may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the NQSO. Upon the exercise of the NQSO, the participant will be required to recognize ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price. The Company will be entitled to a corresponding deduction in the amount of the income recognized by the participant.

     REQUIRED VOTE. Approval of the Director Plan requires the affirmative vote of a majority of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy at the 1997 Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTOR STOCK PLAN.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and certain officers and persons who own more than ten percent of the Company's Common Stock to file with the SEC reports of ownership and changes in ownership of the Common Stock. Directors, certain officers and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with all Section 16(a) forms they file.

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 reports were required to be filed, except as provided below, the Company believes that, during 1996 all of its directors and pertinent officers complied with all applicable filing requirements under Section 16(a).

     Mr. Brown inadvertently failed to report, in his Form 5 report for the year ended December 31, 1996, a gift of 3,000 shares of Common Stock made in December 1996. Mr. Brown, upon discovery of such error, promptly filed an amended Form 5 report with the SEC.

     Robert B. Thomas, Jr., who ceased any affiliation with the Company on July 24, 1996, failed to file timely a Form 4 report with respect to his sale, in August 1996, of an aggregate of 5,500 shares of Common Stock.

                                AUDITOR SERVICES

     The Company's consolidated financial statements for the year ended December 31, 1996, were audited by the firm of Deloitte & Touche LLP. Such firm has been selected as the Company's auditors until replaced by the Board of Directors and is not being submitted for approval or ratification by the shareholders. A representative of such firm will be present at the 1997 Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if he or she so desires.

                             SHAREHOLDER PROPOSALS

     Any shareholder's proposal to be considered by the Company for inclusion in the proxy material for the 1998 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC and received by the Company at its principal executive offices no later than December 15, 1997.

     In order for a shareholder to bring any business or nominations before the 1997 Annual Meeting, certain conditions set forth in Section 2.8 and Subsection
4.9.2 of the by-laws of the Company, as amended must be complied with, including, but not limited to, the delivery of a notice to the Secretary of the Company not less than 60 days in advance of the Annual Meeting, or if fewer than 70 days notice or prior disclosure of the date of the Annual Meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the Annual Meeting was mailed or such prior disclosure was made. The requirements as to the form and content of such advance notice are set forth in Section 2.8 and Subsection 4.9.2 of the Company's amended by-laws, a copy of which is available upon request from the Company's Secretary, at (504) 987-0000.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which may be properly, or are likely to be, brought before the 1997 Annual Meeting. However, if any proper matters are brought before the meeting, the persons named in the enclosed Proxy will vote thereon as the Board of Directors recommends.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            SHERRY E. ANDERSON,
                                            Secretary

Baton Rouge, Louisiana
April 14, 1997

                                                                       EXHIBIT A

                     UNITED COMPANIES FINANCIAL CORPORATION
                   1996 LONG-TERM INCENTIVE COMPENSATION PLAN

1. PURPOSE OF PLAN

     The United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan is intended to encourage stock ownership by certain employees of and advisors to the Company or its Affiliates so that they may acquire or increase their proprietary interest in the success of the Company, to encourage them to remain in the employ of or as advisors to the Company or its Affiliates, and to provide substantial motivation for superior performance.

2. DEFINITIONS

     Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

          (a) "Affiliate": Any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

          (b) "Agreement": A Restricted Stock Agreement or an Option Agreement evidencing an Award in such form as adopted from time to time by the Committee pursuant to the Plan.

          (c) "Award": An award of Restricted Stock or an Option or any combination thereof, under the Plan.

          (d) "Board of Directors": The Board of Directors of the Company.

          (e) "Change of Control": For the purposes of the Plan, the term Change in Control shall mean the happening of any of the following:

             (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act, and as used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act (but excluding any shareholder of record of the Company as of January 1, 1995, owning 10% or more of the Company's securities which are entitled to vote in the election of directors of the Company) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities which are entitled to vote with respect to the election of directors;

             (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason other than death or disability to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by operation of this provision;

             (iii) The acquisition of the Company or all or substantially all of the Company's assets by an entity other than the Company (or a 50% or more owned subsidiary of the Company) through purchase of assets, or by merger, or otherwise, except in the case of a transaction pursuant to which, immediately after the transaction, the Company's shareholders immediately prior to the transaction own immediately after the transaction at least a majority of the combined voting power of the surviving entity's then outstanding securities which are entitled to vote with respect to the election of directors of such entity; or

             (iv) The Company files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Form 10-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

          (f) "Code": The Internal Revenue Code of 1986, as amended from time to time.

          (g) "Common Stock": The $2.00 par value per share common stock of the Company.

          (h) "Commission": The Securities and Exchange Commission.

          (i) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 11(a) hereof.

          (j) "Company": United Companies Financial Corporation, a Louisiana corporation.

          (k) "Consultant": Any director of or professional advisor to the Company or its Affiliates, as well as any employee, officer or director of a corporation that serves as an advisor, consultant or independent contractor to the Company or its Affiliates. The term "Consultant" shall not, however, include any officer or employee of the Company or its Affiliates.

          (l) "Covered Executive": Any individual who, on the last day of the Company's applicable taxable year, meets the definition of a "covered employee" under Section 162(m) of the Code and applicable regulations thereunder.

          (m) "Effective Date": The date on which the Plan shall become effective as set forth in Section 14 hereof.

          (n) "Exchange Act": The Securities Exchange Act of 1934, as amended, together with all regulations and rules issued thereunder.

          (o) "Exercise Price": In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option.

          (p) "Fair Market Value": As applied to a specific date, the fair market value of a Share on such date as determined in good faith by the Committee in the following manner:

             (i) If the Shares are then listed on any national or regional stock exchange or traded in the over-the-counter market and prices are quoted on the Nasdaq Stock Market, the Fair Market Value shall be the last quoted sales price of a Share on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

             (ii) If the Shares are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; or

             (iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

     The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

          (q) "ISO": An Option intended to qualify as an "incentive stock option," as defined in Section 422 of the Code or any statutory provision that may replace such Section and designated as an incentive stock option by the Committee.

          (r) "Officer": An officer of the Company or its Affiliates meeting the definition of "officer" in Rule 16a-1(f) (or any successor provision) promulgated by the Commission under the Exchange Act.

          (s) "NQSO": An Option not intended to be an ISO and designated as a nonqualified stock option by the Committee.

          (t) "Option": Any ISO or NQSO granted under the Plan.

          (u) "Option Agreement": The written agreement evidencing the Award of an Option.

          (v) "Participant": An officer or other key employee of or Consultant to the Company or any of its Affiliates who has been granted an Award under the Plan.

          (w) "Plan": This United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan, as the same may be amended from time to time.

          (x) "Restricted Stock": Shares which have been awarded to a Participant under Section 8 hereof.

          (y) "Restricted Stock Agreement": The written agreement evidencing an Award of Restricted Stock.

          (z) "Restriction Period": The time period during which Restricted Stock awarded under the Plan must be held before it becomes fully vested, unless additional conditions have been placed upon the vesting thereof.

          (aa) "Shares": Shares of the Company's authorized but unissued or reacquired Common Stock (including treasury shares), or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(d) hereof.

          (ab) "Subsidiary": Any "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

3. PARTICIPATION

     Participants shall be selected by the Committee from the officers (whether or not they are directors), key employees of the Company or its Affiliates (either full or part-time) and Consultants who have the capability of making a substantial contribution to the success of the Company.

4. COMMON STOCK SUBJECT TO THE PLAN

     (a) Shares Subject to the Plan. As of the Effective Date, the aggregate number of Shares which may be issued as Awards pursuant to the Plan is 1,500,000 Shares. Further, on January 1, 1998, and annually thereafter, the aggregate number of Shares which may be awarded pursuant to the Plan shall be increased by one and one-half (1 1/2%) percent of the number of shares of Common Stock that are outstanding as of such dates. The limitations set forth in this Section 4(a) shall be subject to adjustment as provided in Section 4(d) below.

     (b) Accounting for Number of Shares. For purposes of determining the aggregate number of Shares available to be issued as Awards pursuant to the Plan, the number of outstanding Options and shares of Restricted Stock shall reduce the maximum number of Shares available to be issued as Awards. However, any Shares subject to an Award that is forfeited, terminates or expires unexercised shall be added to the maximum number of Shares available to be issued as Awards under the Plan.

     (c) Maximum Total Option Awards. Notwithstanding the provisions of Section 4(a), over the term of the Plan, the total number of Shares that may be issued upon exercise of all Options granted under the Plan shall not exceed the sum of:
(i) 500,000 shares; plus (ii) annual amounts beginning January 1, 1998 equal to the lesser of (A) two (2%) percent of the total issued and outstanding shares of Common Stock as of January 1 of each full or partial year during which the Plan is in effect; or (B) such amount calculated as of the Effective Date. The limitations in this Section 4(c) shall be subject to adjustment as provided in
Section 4(d) below.

     (d) Adjustment Of Shares And Price. In the event that the Shares are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then the number of Shares subject to this Plan and to Awards granted hereunder and the purchase or Exercise Price for such Shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of Awards, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Awards granted hereunder; provided, however, that fractional shares may be deleted from any such adjustment or substitution. Any shares of stock or other securities received as a result of any of the foregoing by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 8(e) hereof.

5. GENERAL TERMS, CONDITIONS AND LIMITATIONS OF AWARDS OF OPTIONS

     (a) Terms And Conditions. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical among the Participants) thereof. In particular, the Committee shall set forth in the Option Agreement the following terms and conditions:

          (i) The Exercise Price of the Option, which may not be less than either (A) 100% of the Fair Market Value per Share at the date of grant of the Option or (B) the par value per Share;

          (ii) The number of Shares subject to, and the expiration date of, the Option;

          (iii) The manner, time and rate (cumulative or otherwise) of exercise of the Option; provided, however, that except as otherwise specified in the Plan, no Option awarded to a Participant who is an Officer shall be exercisable prior to the expiration of six months from the date of grant; and

          (iv) The restrictions or conditions (such as performance goals), if any, to be placed upon the grant of the Option, the exercisability of the Option or upon the Shares which may be issued upon exercise of the Option. The Committee may, as a condition of granting an Option, require that a Participant agree not to thereafter exercise one or more Options previously granted to such Participant.

     (b) Maximum Award Of Options. The number of Shares that may be allotted by the Committee pursuant to Options awarded to any individual Participant shall not exceed, in any calendar year, 50,000 Shares (subject to adjustment pursuant to Section 4(d) of the Plan).

6. EXERCISE OF OPTIONS

     (a) General Exercise Rights. Except as provided in Section 9(a)(ii), an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in Section 6(c) and Section 9(a)(ii) hereof, no Option may be exercised unless at the time such Participant exercises such Option, such Participant is an employee of and has continuously since the grant thereof been an employee of, the Company or an Affiliate. Transfer of employment between Affiliates or between an Affiliate and the Company shall not be considered an interruption or termination of employment for any purpose under this Plan. Neither shall a leave of absence at the request, or with the approval, of the Company or an Affiliate be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to re-employment with the Company or an Affiliate is guaranteed by contract. An Option also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission.

     (b) Notice Of Exercise. An Option may not be exercised with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Option at the date of exercise. An Option may be exercised by delivery of a written notice to the Company, which shall state the election to exercise the Option and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. In the case of an exercise of an Option, such notice shall either: (i) be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares to which the Participant is entitled as a result of the exercise as soon as practicable after the notice has been received; or (ii) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full

Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares to which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 6(d) and 11, respectively. In the event the Option shall be exercised pursuant to Section 6(c)(i) or Section 9(a)(ii) hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

     (c) Exercise After Termination Of Employment. Except as otherwise determined by the Committee at the date of grant of the Option and as is provided in the applicable Option Agreement evidencing the Option, upon termination of a Participant's employment with the Company or any of its Affiliates, such Participant (or in the case of death, the person(s) to whom the Option is transferred by will or the laws of descent and distribution) may exercise such Option during the following periods of time (but in no event after the expiration date of such Option) to the extent that such Participant was entitled to exercise such Option at the date of such termination:

          (i) In the case of termination as a result of death, disability or retirement of the Participant, the Option shall remain exercisable until the normal expiration date of the Option; for this purpose, "disability" shall exist when the Participant is unable to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee in its sole discretion, and "retirement" shall mean voluntary retirement at or after the Participant's normal retirement date as determined by the Committee in its sole discretion;

          (ii) In the case of termination for cause, the Option shall immediately terminate and shall no longer be exercisable; and

          (iii) In the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option shall remain exercisable for three months after the date of termination.

To the extent the Option is not exercised within the foregoing periods of time, the Option shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of Section 421 of the Code.

     (d) Payment Of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by a certified check, bank draft or money order), (ii) with the consent of the Committee and subject to Section 6(e) hereof, by delivering the Participant's duly-executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares already owned by the Participant valued at Fair Market Value, (iv) with the consent of the Committee, by electing to have the Company withhold from the Shares otherwise issuable upon exercise of the Option that number of Shares valued at Fair Market Value as of the date of exercise, or (v) by a combination of the foregoing forms of payment. Any consent of the Committee required by this Section 6(d) may be given or withheld by the Committee in its absolute discretion.

     (e) Payment With Loan. The Committee may, in its sole discretion, assist any Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this Section 6(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1272 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full, at the option of the Company, upon termination of the Participant's employment with the Company or its Affiliates for any reason or upon the sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deductions from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 6(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws, and such counsel shall be consulted prior to the funding of any such loan.

     (f) Options Awarded To Consultants. Any provision of this Section 6 to the contrary notwithstanding, (i) an Option may be exercised at any time by a Participant who is a Consultant during the applicable period in the manner provided in Section 6(b) above; provided, that in the event of the death of a Participant who is a Consultant, the Option may be exercised by the executors or administrators of the estate of such Participant or by the person or persons who shall have acquired the Option directly by bequest or inheritance; and (ii) the Exercise Price for an Option awarded to a Consultant must be paid in cash (by a certified check, bank draft or money order).

     (g) Rights As A Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable on exercise of an Option until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(d) hereof.

7. SPECIAL PROVISIONS FOR ISOS

     Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

          (i) The Option must be expressly designated as an ISO by the Committee and in the Option Agreement;

          (ii) No ISO shall be granted more than ten years from the Effective Date of the Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

          (iii) The Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted;

          (iv) Any ISO shall not be transferable by the Participant to whom such ISO is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant;

          (v) No ISO shall be granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate unless the Exercise Price of such ISO is at least 110% of the Fair Market Value per Share at the date of grant and such ISO is not exercisable after the expiration of five years from the date such ISO is granted;

          (vi) The aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any of its Affiliates and any predecessor of any such corporations) shall not exceed $100,000 as required under Section 422(d)(i) of the Code. (To the extent the $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earliest in time will be treated as ISOs); and

          (vii) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.

Notwithstanding the provisions of Section 6(c)(i), the favorable tax treatment available pursuant to Section 422 of the Code upon the exercise of an ISO will not be available to a Participant who exercises any ISO more than (i) 12 months after the date of termination of employment due to the Participant's disability or (ii) three months after the date of termination of employment due to retirement of the Participant.

8. RESTRICTED STOCK

     (a) Restricted Stock Awards. The Committee may, in its discretion, grant one or more Awards of Restricted Stock to any Participant. Each Award of Restricted Stock shall be evidenced by a Restricted Stock Agreement which shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant, the Restriction Period and any other conditions imposed on such Shares as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, the Committee shall impose upon each Award of Restricted Stock made to a Participant who is an Officer a Restriction Period expiring no earlier than six months after the date of grant of the Restricted Stock. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Company until the restrictions on such Shares shall have lapsed and those Shares shall have thereby vested in full.

     (b) Maximum Award Of Restricted Stock. The maximum number of Shares that may be allotted by the Committee pursuant to Restricted Stock awarded to any individual Participant shall not exceed, in any calendar year, 30,000 Shares (subject to adjustment pursuant to Section 4(b) of the Plan).

     (c) Restrictions And Forfeitures.

          (i) Shares included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Shares have fully vested.

          (ii) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the Shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

          (iii) In the event that the Participant shall have paid any cash for the Restricted Stock, the Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

          (iv) The Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

          (v) The occurrence of any of the following events shall cause the immediate vesting of the Restricted Stock:

             A. the death of the Participant;

             B. the retirement of the Participant on or after the Participant's normal retirement date;

             C. the disability of the Participant.

     For the purposes of this Subsection, the term "disability" shall be defined as such term is defined in Section 6(c)(i). Notwithstanding the foregoing, to the extent a condition(s) other than a Restriction Period has been imposed by the Committee upon the Restricted Stock, the occurrence of the foregoing shall not cause immediate vesting unless and until such condition(s) has been met.

          (vi) A Restricted Stock Award shall be entirely forfeited by the Participant in the event that prior to vesting, the Participant breaches any terms or conditions of the Plan, the Participant resigns from or is terminated by the Company, or any condition(s) imposed upon vesting are not met.

     (d) Performance or Other Conditions. The Committee may, in its absolute discretion, make the vesting of any Restricted Stock Award subject to the fulfillment of a performance or other condition. The Committee shall have the absolute discretion in determining the terms of any such condition; provided, however, if the Committee chooses to impose a performance-based condition upon a Restricted Stock Award made to a Participant who is a Covered Executive, then the Committee must select one or more of the following performance-based factors, in the Committee's sole discretion: return on equity, stock price, earnings per share or market share. For purposes of this
Section 8(d), "return on equity" shall mean the return or equity of the Company for the specified period, computed on a consolidated basis in accordance with generally accepted accounting principles. With respect to grants of Restricted Stock to a Covered Executive, before a performance-based condition will be considered fulfilled, the Committee must certify, in writing, that such condition has been met.

     (e) Legend On Certificates. Each certificate evidencing a Restricted Stock Award under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan and a Restricted Stock Agreement entered into between the registered owner and United Companies Financial Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of United Companies Financial Corporation, 4041 Essen Lane, Baton Rouge, Louisiana 70809."

     (f) Section 83(b) Elections. Within 30 days after the issuance of shares of Restricted Stock to a Participant under the Plan, the Participant shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation Section 1.83-2 (and state law counterparts) with respect to such Restricted Stock. If the Participant does file such an election, the Participant shall promptly furnish the Company with a copy of such election.

9. RESTRICTIONS ON TRANSFERS OF AWARDS; GOVERNMENT REGULATIONS

     (a) Awards Generally Not Transferable.

          (i) No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered, or transferred, except, (i) in the event of the death of a Participant, by will or the laws of descent and distribution; or (ii) pursuant to a qualified domestic relations order as defined in the Code, Title I of the Employee Retirement Income Security Act, or the rules and regulations thereunder.

          (ii) Notwithstanding the foregoing, the Committee shall have the authority, in its absolute discretion, to add (originally or by way of amendment) as a term of any NQSO awarded hereunder, that such NQSO may be transferred, no less than six (6) months after it is granted, to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners as well as to charitable organizations that are approved in advance by the Committee. A transfer pursuant to this Subsection may only be effected by the Company at the written request of a Participant and shall become effective only when recorded in the Company's record of outstanding NQSOs. In the event an NQSO is transferred pursuant to this Subsection, such NQSO may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. In the event of a transfer pursuant to this Subsection, such NQSO shall continue to be governed by and subject to the terms and conditions of this Plan and the relevant grant.

     (b) Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing or for quotation on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

10. CONSULTANTS

     An Award made to a Consultant hereunder must be supported by bona fide services rendered by the Consultant to the Company. However, in no event may an Award to a Consultant be made for services rendered by the Consultant in connection with the offer or sale of securities in a capital raising transaction for the Company.

11. TAX WITHHOLDING

     The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may pursuant to such rules as the Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Commission.

12. ADMINISTRATION OF PLAN

     (a) The Committee. The Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board of Directors, each of whom shall be a "Non-Employee Director" as defined in rule 16b-3(b)(3) (or any successor provision) promulgated by the Commission.

     (b) Committee Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business, and any determination or action may be taken at a meeting by a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Restricted Stock or Options. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

     (c) Committee Authority. In amplification of the Committee's powers and duties, but not by way of limitation, the Committee shall have full authority and power to:

          (i) Construe and interpret the provisions of the Plan and make rules and regulations for the administration of the Plan not inconsistent with the Plan;

          (ii) Decide all questions of eligibility for Plan participation and for the grant of Awards;

          (iii) Adopt forms of agreements and other documents consistent with the Plan;

          (iv) Engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

          (v) Take such other actions as may be reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

     (d) Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

13. CHANGE OF CONTROL.

     All Options shall become fully exercisable, and all Restricted Stock shall fully vest free of restrictions, upon the occurrence of any Change of Control, whether or not such Options are then exercisable or such Restricted Stock is then vested under the provisions of the applicable Agreements relating thereto. Notwithstanding the foregoing, in no event will Options awarded to Officers be exercisable or Restricted Stock awarded to Officers vest less than six months after the date on which they are granted.

14. EFFECTIVE DATE AND SHAREHOLDER APPROVAL

     The Effective Date of the Plan shall be November 11, 1996 (the date it was approved by the Board of Directors), subject to receipt within one year of that date of the approval of the holders of a majority of the total voting power of the voting securities of the Company present in person or represented by proxy at the meeting of the shareholder at which the Plan is considered. All Awards pursuant to the Plan prior to the receipt of shareholder approval shall be effective when made but shall be subject to receipt of such approval. If such approval is not received, all Awards shall be forfeited.

15. AMENDMENT AND TERMINATION

     (a) The Plan

          (i) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion unless the amendment would, pursuant to any applicable federal, state or local law, require shareholder approval, in which event such approval shall be obtained. However, no amendment shall impair the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

          (ii) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board of Directors may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding Restricted Stock and outstanding and unexercised Options granted under the Plan and Shares issued under the Plan.

     (b) Awards. Subject to the terms and conditions and the limitations of the Plan, the Committee may in the exercise of its sole discretion modify, extend or renew the terms of outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised) and authorize the granting of new Awards in substitution therefor (to the extent not theretofore exercised). Without limiting the generality of the foregoing, the Committee may in its discretion at any time accelerate the time at which any Option is exercisable or the date on which any Restricted Stock vests, subject to compliance with the requirements of Rule 16b-3 (or successor provision) promulgated by the Commission. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.

16. MISCELLANEOUS

     (a) Employment. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of the employment of any Participant with the Company or any of its Affiliates. No person shall have a right to be granted Awards or, having been selected as a Participant for one Award, to be so selected again.

     (b) Multiple Awards. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award.

     (c) Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their transferees, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

        United Companies Financial Corporation
        P. O. Box 1591 (70821)
        4041 Essen Lane (70809)
        Baton Rouge, Louisiana
        Attention: Secretary

     (d) Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of Louisiana. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

                                                                       EXHIBIT B
                     UNITED COMPANIES FINANCIAL CORPORATION
                     1996 NON-EMPLOYEE DIRECTOR STOCK PLAN

1. PURPOSE OF THE PLAN.

     This 1996 Non-Employee Director Stock Plan (the "Plan") is intended to assist United Companies Financial Corporation (the "Company") in attracting and retaining highly qualified and experienced persons, who are not officers or employees of the Company or any of its subsidiaries or affiliates, for service as directors of the Company by providing such directors with a proprietary interest in the Company's success through the award to such directors of (i) nonqualified stock options (the "Options") to acquire shares of the common stock, par value $2.00 per share, of the Company (the "Common Stock") and (ii) shares of restricted Common Stock (the "Restricted Stock"). The Options and the shares of Restricted Stock shall be referred to herein collectively as an "Award" or "Awards".

2. PARTICIPATION.

     Each member of the Company's Board of Directors (the "Board") who is not, and who has not been during the one-year period immediately preceding the Effective Date (as defined below), or the date the director is first elected to the Board, whichever is later, an officer or employee of the Company or of any of its subsidiaries or affiliates (each, an "Eligible Director") shall be eligible to participate in the Plan.

3. ADMINISTRATION OF THE PLAN.

     The Plan shall be administered, construed and interpreted by a committee (the "Committee") which shall be comprised of two or more members of the Board appointed by the Board, who do not qualify as Eligible Directors under the Plan. The Committee shall prescribe the forms of agreement to be used to evidence Awards under the Plan, consistent with the terms of the Plan and all applicable laws and regulations, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission (the "Commission.")

4. SHARES SUBJECT TO THE PLAN.

     (a) Maximum Shares. The maximum number of shares of Common Stock with respect to which Awards may be granted and which are hereby reserved for purposes of the Plan shall be, in the aggregate, 400,000 shares, subject to further adjustment as provided in Section 4(b) hereof. Shares issued under the Plan may be either authorized but unissued shares or shares which have been or may be reacquired by the Company, including treasury shares. Shares released upon forfeiture of an Award shall again be available for future grant under the Plan.

     (b) Adjustments in Event of Changes in Capitalization. In the event that the Common Stock is changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure of the Company (each, a "Capitalization Change"), then the number of shares of Common Stock subject to this Plan and the number of shares of Common Stock subject to awards previously granted hereunder shall be equitably adjusted by the Committee to prevent the dilution or enlargement of such previous awards, and any new stock or securities into which the shares of Common Stock are changed or for which they are exchanged shall be substituted for the shares of Common Stock subject to this Plan and to awards made hereunder; provided, however, that fractional shares may be deleted from any such adjustment or substitution. There shall be no such equitable adjustment for the number of shares of Common Stock subject to Options as set forth in Section 5(a) in the event the effective date of the Capitalization Change occurs prior to the grant of the Option.

5. OPTIONS GRANTED UNDER THE PLAN.

     (a) Option Grants. Beginning after the Effective Date, each Eligible Director shall be granted an Option to acquire 4,000 shares of Common Stock on an annual basis effective on the date of each annual meeting of shareholders of the Company. In addition to the foregoing annual grant, each Eligible Director that is elected, subsequent to the Effective Date, by the Board to fill a newly created directorship that results from either an increase in the authorized number of directors or a vacancy in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be granted an Option to acquire 4,000 shares of Common Stock effective on the date of such election by the Board. The price at which shares of Common Stock may be acquired pursuant to each Option (the "Exercise Price") shall be the Fair Market Value of the Common Stock, as defined in Section 5(d) hereof, as of the date such Option is granted.

     (b) Exercise Rights. An Option granted under the Plan shall not be exercisable for a period of six months after the date of grant. Thereafter, subject to Section 8 hereof, the Option shall be fully exercisable, and shall remain exercisable for a period of ten years from the date such Option is granted, at which time any unexercised portion of the Option shall terminate. In the event that the optionee ceases to be a member of the Board within six months of the date an Option is granted, the Option shall be forfeited. An Option shall be exercisable during the lifetime of the optionee to whom such Option was granted only by the optionee.

     (c) Exercise of Options. Subject to Section 5(b), an Option may be exercised with respect to all or part of the shares covered by the Option, but in no event with respect to less than 100 shares, unless the exercise relates to all shares covered by the Option at the date of exercise. Options may be exercised by delivery of a signed written notice to the Company, which notice shall state the election to exercise the Option and the number of whole shares in respect to which it is being exercised, together with payment in full of the Exercise Price, which payment shall be made either (i) in cash (by a certified check, bank draft or money order); (ii) with the consent of the Committee, by delivering shares already owned by the optionee valued at Fair Market Value;
(iii) by electing to have the Company withhold from the shares otherwise issuable upon exercise of the Option that number of Shares valued at Fair Market Value (as defined below) as of the date of exercise; or (iv) by a combination of the foregoing forms of payment. Notice of exercise and payment of the Exercise Price shall be delivered to the Company at the following address:

                           United Companies Financial Corporation
                           P. O. Box 1591 (70821)
                           4041 Essen Lane (70809)
                           Baton Rouge, Louisiana
                           Attn: Secretary

     (d) Fair Market Value. The term "Fair Market Value" means the fair market value of a share of Common Stock as determined in good faith by the Committee in the following manner:

          (i) If the Common Stock is then listed on any national or regional stock exchange or traded in the over-the-counter market and prices are quoted on the Nasdaq Stock Market, the Fair Market Value shall be the last quoted sales price of a share of Common Stock on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

          (ii) If the Common Stock is not so listed or quoted, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Common Stock at the close of the date in question; or

          (iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

     The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

     (e) Transferability. (i) Except as provided in Subsection 5(e)(ii) below, no Option granted under the Plan may be assigned, encumbered or transferred, except by will or the laws of descent and distribution in the event of the death of the optionee, or pursuant to a qualified domestic relation order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder. (ii) The Committee shall have the authority, in its absolute discretion, to add (originally, or by way of amendment to an outstanding Option) as a term of any Option awarded hereunder, that such Option may be transferred, no earlier than six (6) months after it is granted, to members of an Eligible Director's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners as well as to charitable organizations that are approved in advance by the Committee. A transfer pursuant to this Subsection may only be effected by the Company at the written request of an Eligible Director and shall become effective only when recorded in the Company's record of outstanding Options. In the event an Option is transferred pursuant to this Subsection, such Option may not be subsequently transferred by the transferee except by will or the laws of descent and distribution. In the event of a transfer pursuant to this Subsection, such Option shall continue to be governed by and subject to the terms and conditions of this Plan and the relevant grant.

6. RESTRICTED STOCK AWARDED UNDER THE PLAN.

     (a) Restricted Stock Awards. Beginning after the Effective Date, each Eligible Director shall be granted 1,000 shares of Restricted Stock on an annual basis effective on the date of each annual meeting of shareholders of the Company. In addition to the foregoing annual grant, each Eligible Director that is elected by the Board to fill a newly-created directorship that results from either an increase in the authorized number of directors or a vacancy in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be granted 1,000 shares of Restricted Stock (an "Interim Restricted Stock Award") effective on the date of such election by the Board; provided, however, that an Eligible Director that is elected by the Board prior to the date of the 1997 annual meeting of shareholders of the Company shall not be entitled to an Interim Restricted Stock Award. Each award of Restricted Stock shall provide for a restriction period expiring six months after the date of grant of the Restricted Stock. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Eligible Director, which stock certificate shall be held by the Company until the restriction period on the Restricted Stock shall have lapsed and the Restricted Stock shall have thereby vested.

     (b) Restrictions and Forfeitures.

          (i) Shares included in an award of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have fully vested.

          (ii) Eligible Directors receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

          (iii) The Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Eligible Director, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

          (iv) The death of the Eligible Director shall cause the immediate vesting of the Restricted Stock.

          (v) A Restricted Stock Award shall be entirely forfeited by the Participant in the event that prior to vesting, the Participant breaches any terms or conditions of the Plan.

     (c) Legend on Certificates. Each certificate evidencing an award of Restricted Stock under the Plan shall be registered in the name of the Eligible Director and deposited by the Eligible Director, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan and a Restricted Stock Agreement entered into between the registered owner and United Companies Financial Corporation. Copies of such Plan and Agreement are on file in the offices of the Secretary of United Companies Financial Corporation, 4041 Essen Lane, Baton Rouge, Louisiana 70809."

7. GOVERNMENT REGULATIONS.

     This Plan and the Awards granted under the Plan are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be made under the Plan and no shares of Common Stock shall be issued by the Company, pursuant to or in connection with any such Award, unless and until all applicable legal requirements have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring such shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any shares of Common Stock under the Plan prior to (i) the admission of such shares to listing on any stock exchange or the Nasdaq Stock Market, as applicable, on which the Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

8. TERMINATION.

     The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding Restricted Stock and outstanding and unexercised Options granted under the Plan and shares of Common Stock issued under the Plan.

9. AMENDMENT.

     The Board may amend the Plan from time to time in its sole discretion unless the amendment would, pursuant to any federal, state or local law or other rule or regulation to which the Company or the Common Stock is governed, require shareholder approval, in which event such approval shall be obtained. However, no amendment shall impair any rights or obligations under any Award made under the Plan, without the Eligible Director's consent.

10. INDEMNIFICATION.

     In addition to such other rights of indemnification as they may have, the members of the Committee and the officers and employees of the Company who may take actions relating to the Plan shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member, officer or employee is liable for gross negligence or willful misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member, officer or employee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

11. CHANGE OF CONTROL

     All Options shall become fully exercisable, and all Restricted Stock shall fully vest free of restrictions, upon the occurrence of any Change of Control (as defined below), whether or not such Options are then exercisable or such Restricted Stock is then vested under the provisions of the applicable Agreements relating thereto. For the purpose of the Plan, the term Change in Control shall mean the happening of any of the following:

          (i) When any "person" as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as used in
     Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act (but excluding any shareholder of record of the Company as of January 1, 1995, owning 10% or more of the Company's securities which are entitled to vote in the election of directors of the Company) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities which are entitled to vote with respect to the election of directors;

          (ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason other than death or disability to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by operation of this provision;

          (iii) The acquisition of the Company or all or substantially all of the Company's assets by an entity other than the Company (or a 50% or more owned subsidiary of the Company) through purchase of assets, or by merger, or otherwise, except in the case of a transaction pursuant to which, immediately after the transaction, the Company's shareholders immediately prior to the transaction own immediately after the transaction at least a majority of the combined voting power of the surviving entity's then outstanding securities which are entitled to vote with respect to the election of directors of such entity; or

          (iv) The Company files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Form 10-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

12. EFFECTIVE DATE; SHAREHOLDER APPROVAL.

     The Effective Date of the Plan shall be November 11, 1996, subject to receipt within one year of that date of the approval of the holders of the majority of the total voting power of the voting securities of the Company present or represented by proxy at the meeting of the shareholders at which the Plan is considered. All Awards granted prior to such shareholder approval shall be subject to receipt of such approval and no rights with regard to such Awards may be exercised prior to receipt of such approval. If such shareholder approval is not received, all such Awards shall automatically terminate and be forfeited.

13. APPLICABLE LAW; SEVERABILITY.

     The Plan shall be governed by and construed in all respects in accordance with the laws of the State of Louisiana. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

                     UNITED COMPANIES FINANCIAL CORPORATION

   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J. TERRELL BROWN and DALE E. REDMAN, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on May 14, 1997, or any postponement or adjournment thereof, and to vote the stock of the undersigned with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

    The proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2, 3 and 4.

    INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the shareholder(s). If no choice is specified, the proxy will be voted FOR proposals 1, 2, 3 and 4. PLEASE return promptly in the enclosed postage paid envelope.


                               SEE REVERSE SIDE




                             FOLD AND DETACH HERE

                                                         Please mark   [X]
                                                         your votes
                                                         as indicated




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4

1.   Election of four directors to serve until                        WITHHOLD
     the 2000 Annual Meeting of Shareholders.           FOR           AUTHORITY
                                                        [ ]              [ ]

INSTRUCTIONS: IF YOU WISH TO WITHHOLD
AUTHORITY SELECTIVELY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THAT NOMINEE'S NAME BELOW.
The Nominees are:

Harris J. Chustz, Jr., Roy G. Kadair, M.D.,

Dale E. Redman, William H. Wright, Jr.



2. Approval of the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]



3. Approval of the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]



4. In Their Discretion, the Proxies are Authorized to Vote upon Such Other Business as May Properly Come Before the Meeting.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]







SIGNATURE                       SIGNATURE                    DATED      , 1997
         -----------------------         --------------------     ------

NOTE: Please sign this proxy as name(s) appears hereon and return it promptly in the envelope provided, whether or not you plan to attend the meeting.





                            FOLD AND DETACH HERE

                     UNITED COMPANIES FINANCIAL CORPORATION

   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints the trustee of United Companies Financial Corporation Employee Stock Ownership Plan and Trust (the "ESOP"), with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on May 14, 1997, or any postponement or adjournment thereof, and to vote the stock allocated to the account of the undersigned in the ESOP with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

    This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2, 3 and 4.

    INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted FOR proposals 1, 2, 3 and 4. PLEASE return promptly in the enclosed postage paid envelope.

                                SEE REVERSE SIDE







                              FOLD AND DETACH HERE

                                                         Please mark   [X]
                                                         your votes
                                                         as indicated




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4

1.   Election of four directors to serve until                        WITHHOLD
     the 2000 Annual Meeting of Shareholders.           FOR           AUTHORITY
                                                        [ ]              [ ]

INSTRUCTIONS: IF YOU WISH TO WITHHOLD
AUTHORITY SELECTIVELY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THAT NOMINEE'S NAME BELOW.
The Nominees are:

Harris J. Chustz, Jr., Roy G. Kadair, M.D.,

Dale E. Redman, William H. Wright, Jr.



2. Approval of the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]



3. Approval of the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]



4. In Their Discretion, the Proxies are Authorized to Vote upon Such Other Business as May Properly Come Before the Meeting.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]







SIGNATURE                       SIGNATURE                    DATED      , 1997
         -----------------------         --------------------     ------

NOTE: Please sign this proxy as name(s) appears hereon and return it promptly in the envelope provided, whether or not you plan to attend the meeting.





                            FOLD AND DETACH HERE

                     UNITED COMPANIES FINANCIAL CORPORATION

   THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints the trustee of United Companies Financial Corporation Employees' Savings Plan (the "401(k) Plan"), with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on May 14, 1997, or any postponement or adjournment thereof, and to vote the stock allocated to the account of the undersigned in the 401(k) Plan with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

    This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2, 3 and 4.

    INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted FOR proposals 1, 2, 3 and 4. PLEASE return promptly in the enclosed postage paid envelope.


                                SEE REVERSE SIDE







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

                                                         Please mark   [X]
                                                         your votes
                                                         as indicated




THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4

1.   Election of four directors to serve until                        WITHHOLD
     the 2000 Annual Meeting of Shareholders.           FOR           AUTHORITY
                                                        [ ]              [ ]

INSTRUCTIONS: IF YOU WISH TO WITHHOLD
AUTHORITY SELECTIVELY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THAT NOMINEE'S NAME BELOW.
The Nominees are:

Harris J. Chustz, Jr., Roy G. Kadair, M.D.,

Dale E. Redman, William H. Wright, Jr.



2. Approval of the United Companies Financial Corporation 1996 Long-Term Incentive Compensation Plan.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]



3. Approval of the United Companies Financial Corporation 1996 Non-Employee Director Stock Plan.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]



4. In Their Discretion, the Proxies are Authorized to Vote upon Such Other Business as May Properly Come Before the Meeting.

                 FOR          AGAINST        ABSTAIN
                 [ ]            [ ]            [ ]







SIGNATURE                       SIGNATURE                    DATED      , 1997
         -----------------------         --------------------     ------

NOTE: Please sign this proxy as name(s) appears hereon and return it promptly in the envelope provided, whether or not you plan to attend the meeting.





                            FOLD AND DETACH HERE